Exhibit 99.2

NILE THERAPEUTICS, INC.
(a development stage company)

FINANCIAL STATEMENTS

PERIOD FROM AUGUST 1, 2005 (INCEPTION)
TO JUNE 30, 2007

NILE THERAPEUTICS, INC.
(a development stage company)

FINANCIAL STATEMENTS

PERIOD FROM AUGUST 1, 2005 (INCEPTION)
TO JUNE 30, 2007

CONTENTS

Hays & Company LLP

CERTIFIED PUBLIC ACCOUNTANTS
Globally: MOORE STEPHENS HAYS LLP

To the Stockholders
Nile Therapeutics, Inc.

INDEPENDENT AUDITOR'S REPORT

We have audited the accompanying balance sheet of Nile Therapeutics, Inc. (a development stage company) (the "Company") as of June 30, 2007, the related statements of operations, changes in stockholders' equity (deficit), and cash flows for the six months ended June 30, 2007 and the period from August 1, 2005 (inception) through June 30, 2007. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Nile Therapeutics, Inc. (a development stage company) as of June 30, 2007, and the results of its operations and its cash flows for the six months ended June 30, 2007 and for the period from August 1, 2005 (inception) to June 30, 2007 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has incurred a significant working capital deficiency and recurring losses from operations that raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Hays & Company LLP

August 14, 2007
New York, New York

NILE THERAPEUTICS, INC.
(a development stage company)

BALANCE SHEET

JUNE 30, 2007

ASSETS

Current assets
Cash and cash equivalents	$165,194
Note receivable - employee, current portion	15,559
Prepaid expenses	26,760
207,513

Property and equipment, net of accumulated
depreciation of $4,774	59,674
Note receivable - employee, net of current portion	31,117
Intangible assets, net of accumulated
amortization of $1,807	41,511
Deposits	33,400
$373,215

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

Current liabilities
Accounts payable and accrued expenses	$804,313
Accrued interest - convertible notes payable	302,466
Due to related party	84,109
1,190,888

Convertible notes payable	4,000,000
5,190,888

Commitments and contingencies
(Notes 1, 3, 4, 5, 6, 7, 8, 9, 10, 11 and 12)

Stockholders' equity (deficit)

Common stock, $.001 par value; 25,000,000 shares
authorized, 5,000,000 issued and outstanding	5,000
Additional paid-in capital	7,167
Deficit accumulated during the development stage	(4,829,840)
(4,817,673)
$373,215

The accompanying notes are an integral part of these financial statements.

NILE THERAPEUTICS, INC.
(a development stage company)

STATEMENTS OF OPERATIONS

	Six months ended June 30, 2007	Period from August , 205 (inception) through June 30, 2007
Revenues	$-	$380,835
Grant income

Operating expenses
Research and development	1,421,277	4,310,683
General and administrative	721,496	901,353

	2,142,773	5,032,036

Loss from operations	(2,142,773)	(4,651,201)

Interest income	23,962	123,827
Interest expense	(119,014)	(302,466)

Net loss	$(2,237,825)	$(4,829,840)

The accompanying notes are an integral part of these financial statements.

NILE THERAPEUTICS, INC.
(a development stage company)

STATEMENT OF STOCKHOLDERS' EQUITY (DEFICIT)

PERIOD FROM AUGUST 1, 2005 (INCEPTION)
TO JUNE 30, 2007

	Common Stock		Additional paid-incapital	Deficit accumulated during the development stage	Total
	Shares	Amount
Issuance of common stock to founders at $0.001 per share	5,000,000	$5,000	$-	$-	$5,000

Founders' shares returned to treasury	(500,000)	-	-	-	-

Issuance of common stock to licensor at $0.001 per share	500,000	-	500		500

Issuance of stock options for services at $0.25	-	-	10,000	-	10,000

Net loss, period from August 1, 2005 (inception) to December 31, 2006	-	-	-	(2,592,015)	(2,592,015)

Balance at December 31, 2006	5,000,000	5,000	10,500	(2,592,015)	(2,576,515)

Net loss, period from January 1, 2007 to June 30, 2007	-	-	-	(2,237,825)	(2,237,825)

Cancellation of stock options issued in 2006 at $0.25	-	-	(3,333)	-	(3,333)

Balance at June 30, 2007	5,000,000	$5,000	$7,167	$(4,829,840)	$(4,817,673)

The accompanying notes are an integral part of these financial statements.

NILE THERAPEUTICS, INC.
(a development stage company)

STATEMENTS OF CASH FLOWS

	Six months ended June 30, 2007	Period from August 1, 2005 (inception) through June 30, 2007

Cash flows from operating activities
Net loss	$(2,237,825)	$(4,829,840)
Adjustments to reconcile net loss to net cash used in operating activities
Depreciation and amortization	6,227	6,581
Stock based compensation	(3,333)	7,167

Changes in operating assets and liabilities
Increase in prepaid expenses	(27,760)	(27,760)
Increase in deposits	(18,400)	(33,400)
Increase in accounts payable and accrued expenses	326,200	804,313
Increase in accrued interest - notes payable	119,014	302,466
Increase in due to related party	78,280	84,109

Net cash used in operating activities	(1,756,597)	(3,685,364)

Cash flows from investing activities
Purchase of property and equipment	(47,585)	(64,448)
Investment in notes receivable - employee	(46,676)	(46,676)
Cash paid for intangible assets	(6,183)	(43,318)

Net cash used in investing activities	(100,444)	(154,442)

Cash flows from financing activities
Proceeds from sale of common stock	-	5,000
Proceeds from sale of convertible notes payable	-	4,000,000

Net cash provided by financing activities	-	4,005,000

Net (decrease) increase in cash and cash equivalents	(1,857,041)	165,194

Cash and cash equivalents, beginning of period	2,022,235	-

Cash and cash equivalents, end of period	$165,194	$165,194

The accompanying notes are an integral part of these financial statements.

NILE THERAPEUTICS, INC.
(a development stage company)

NOTES TO FINANCIAL STATEMENTS

PERIOD FROM AUGUST 1, 2005 (INCEPTION)
TO JUNE 30, 2007

1	Organization and business activities

The Company

Nile Therapeutics, Inc. (the "Company"), a Delaware corporation, was incorporated on August 1,2005. The Company is a biopharmaceutical company that develops and commercializes innovative products for the treatment of important unmet medical needs, including without limitation, in cardiovascular disease. The Company is initially focusing its efforts on developing, testing and commercializing its lead compound, known as CD-NP, for the treatment of heart failure.

The Company's primary activities since incorporation have been organizational; including recruiting personnel, establishing office facilities, acquiring a technology license, performing business and financial planning, conducting research and development activities and raising capital and have not generated any revenues other than certain grants. Accordingly, the Company is considered to be in the development stage.

Going concern

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. The Company has incurred a significant working capital deficiency and recurring losses from operations that raise substantial doubt about its ability to continue as a going concern. Management's plans with regard to this uncertainty are discussed below.

On July 19, 2007, the Company entered into a Confidential Term Sheet with SMI Products, Inc., a Delaware corporation ("SMI") pursuant to which the Company will enter into a Merger Agreement with SMI and its wholly-owned subsidiary, Nile Merger Sub, Inc., also a Delaware corporation, pursuant to which Nile Merger Sub, Inc. shall be merged with and into the Company (the "Merger"), the separate corporate existence of Nile Merger Sub, Inc. shall cease and the Company shall continue as the surviving corporation and shall become a wholly-owned subsidiary of SMI. SMI is subject to the reporting requirements of the Securities Exchange Act of 1934, as amended, and is publicly traded on the OTC Bulletin Board. SMI does not operate any business.

NILE THERAPEUTICS, INC.
(a development stage company)

NOTES TO FINANCIAL STATEMENTS

PERIOD FROM AUGUST 1, 2005 (INCEPTION)
TO JUNE 30, 2007

As a condition of the Merger, the Company must obtain gross proceeds from an equity financing equal to at least $15,000,000 (the "Financing"). As discussed in Note 5, upon the closing of the Financing, the outstanding balance of the Notes will automatically convert into shares of the Company's common stock. The Company expects to use the proceeds from the Financing to satisfy its current outstanding obligations, including the Promissory Note discussed in Note 12, and to provide sufficient funds in order to continue its business plan over the next year or more. Management can provide no assurances that the Company will be able to raise sufficient funds in order to complete the Merger or satisfy its current outstanding obligations. The accompanying financial statements do not include any adjustments that might result from this uncertainty.

At the effective time of the Merger, each of the Company's then issued and outstanding shares of common stock, including shares purchased in the Financing, will be exchanged for shares of SMI common stock, $0.001 par value per share, so that, after giving effect to the Merger, the holders of the Company's common stock on a fully-diluted basis, will hold approximately 95% of the issued and outstanding shares of SMI common stock and holders of SMI common stock immediately prior to the Merger shall hold approximately 5% of the outstanding shares of SMI common stock on a fully-diluted basis. All outstanding warrants, options and other rights to purchase or acquire shares of the Company's common stock outstanding immediately prior to the Merger shall convert into to the right to purchase that number of shares of SMI common stock at the exchange ratio at adjusted exercise prices.

Upon completion of the Merger, SMI will adopt and continue implementing the Company's business plan. Further, upon completion of the Merger, the current officers and directors of SMI will resign and the current officers and directors of the Company will be appointed officers and directors of SMI. For accounting purposes, the Merger will be accounted for as an acquisition of SMI and recapitalization of the Company with the Company as the accounting acquirer (legal acquiree) and SMI as the accounting acquiree (legal acquirer). Also at the effective date of the Merger, the Company will pay to Fountainhead Capital Partners Limited ("Fountainhead") a consulting fee of $500,000 for their work in connection with the Merger. Fountainhead holds approximately 73.5% of SMI's issued and outstanding common shares and also holds various convertible promissory notes from SMI in the aggregate amount of $165,901. These convertible promissory notes by Fountainhead will convert into shares of SMI common stock as a condition to the Merger.

As a result of the Merger, the Company expects to incur increased operating costs primarily related to public company regulatory compliance.

2	Significant accounting policies

Estimates

The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and reported amounts of revenue and expenses during the reporting period. Accordingly, actual results could differ from those estimates.

NILE THERAPEUTICS, INC.
(a development stage company)

NOTES TO FINANCIAL STATEMENTS

PERIOD FROM AUGUST 1, 2005 (INCEPTION)
TO JUNE 30, 2007

Cash and cash equivalents

For purposes of the statement of cash flows, cash equivalents include time deposits, money market accounts, and all highly liquid debt instruments with original maturities of three months or less. The Company maintains cash in bank deposit accounts which, at times, exceed federally insured limits. The Company has not experienced any losses on these accounts.

Property and equipment

Property and equipment, which consists principally of furnishings and fixtures and computer and related equipment, are stated at cost. Maintenance and repairs are charged to expense as incurred. Additions, improvements and replacements are capitalized.

Depreciation of property and equipment is provided for by the straight line method over the estimated useful lives of the related assets which are five to seven years for furnishings and fixtures and three years for computer and related equipment.

Intangible assets

Intangible assets consist of costs related to acquiring patents and are amortized over the estimated patent life. Pending patent applications will be amortized when the patents are issued.

Impairment of long lived assets

The Company reviews long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. An asset is considered to be impaired when the sum of the undiscounted future net cash flows expected to result from the use of the asset and its eventual disposition is less than its carrying amount. The amount of impairment loss, if any, is measured as the difference between the net book value of the asset and its estimated fair value.

Grant revenue

Grant revenue is recorded when funding is received and qualifying expenses are incurred.

Research and development

Research and development costs are expensed as incurred. Clinical trial costs incurred by third parties are expensed as the contracted work is performed. Where contingent milestone payments are due to third parties under research and development arrangements, the milestone payment obligations are expensed when the milestone results are achieved.

NILE THERAPEUTICS, INC.
(a development stage company)

NOTES TO FINANCIAL STATEMENTS

PERIOD FROM AUGUST 1, 2005 (INCEPTION)
TO JUNE 30, 2007

Income taxes

In accordance with Statement of Financial Accounting Standards ("SFAS") No. 109, Accounting for Income Taxes, deferred tax assets and liabilities are recognized based on temporary differences between the financial statement and the tax bases of assets and liabilities. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which these assets and liabilities are expected to be recovered or settled. The Company provides a valuation allowance when it appears more likely than not that some or all of the net deferred tax assets will not be realized.

Share based payments

Effective August 2005, the Company adopted Statement of Financial Accounting Standards No. 123R, Share-Based Payment, ("SFAS 123R"). SFAS 123R requires the recognition of stock-based compensation expense in the financial statements. The terms and vesting schedules for share-based awards vary by type of grant and the employment status of the grantee. Generally, the awards vest based upon time-based or performance-based conditions. Performance-based vesting conditions generally include the attainment of goals related to the Company's financial and development performance.

3	License agreement

In January 2006 the Company entered into an exclusive, worldwide, royalty bearing license agreement (the "License Agreement") with Mayo Foundation for Medical Education and Research ("Mayo"), including the right to grant sublicenses, for the rights to intellectual property and know-how relating to CD-NP, a chimeric natriuretic peptide, for all therapeutic uses. Under the terms of the License Agreement, the Company paid Mayo an up-front cash payment and reimbursed it for past patent expenses. In addition, the Company issued to Mayo 500,000 shares of its common stock. The Company is also required to make performance-based cash payments upon successful completion of clinical and regulatory milestones relating to CD-NP. The Company will not owe any milestone payment to Mayo until the first patient is dosed in the first Company sponsored Phase II clinical trial of its lead product in the U.S. The Company has also agreed to pay Mayo milestone payments upon the receipt of regulatory approval for each additional indication of CD-NP, as well as for additional compounds or analogues contained in the intellectual property.

In addition to the potential milestone payments discussed above, the License Agreement requires the Company to issue common shares to Mayo for an equivalent dollar amount of grants received in excess of $300,000, but not exceeding $575,000. The shares are to be issued upon the completion of an additional equity financing completed by the Company. For the period from August 1, 2005 (inception) through June 30, 2007, the Company received $380,835 in grant income. Accordingly, the Company has recorded a liability of $80,835 in the accompanying financial statements in connection with this obligation. On July 3, 2007, the Company received an additional $101,400 of grant revenue and will be required to issue shares of an equivalent dollar amount upon the completion of an additional equity financing.

NILE THERAPEUTICS, INC.
(a development stage company)

NOTES TO FINANCIAL STATEMENTS

PERIOD FROM AUGUST 1, 2005 (INCEPTION)
TO JUNE 30, 2007

Under the License Agreement, the Company is also obligated to pay Mayo royalty payments based on sales of licensed products, as defined.

4	Note receivable - employee

In January 2007, the Company advanced $46,676 to one of its executive employees and issued a promissory note which accrues interest at a rate of 4.75% per annum and matures in February 2010. The note requires three equal annual installment re-payments due from the future performance bonuses earned by the executive.

5	Convertible notes payable

During March 2006, the Company completed a private placement offering for $4,000,000 aggregate principal amount of 6% convertible promissory notes (the "Notes") due on March 28, 2008.

The Notes are unsecured obligations convertible into the Company's common stock. Interest on the Notes accrues at 6% per year and is payable in full on maturity. The Notes mandatorily convert upon the closing of the Company's next equity financing ("Subsequent Financing") in which the Company sells newly-issued shares of its equity securities or securities convertible into equity securities, of one or more series (the "Equity Securities") for cash proceeds of $5,000,000 or more. At conversion, the outstanding principal and accrued but unpaid interest shall automatically convert into validly issued, fully paid and non-assessable Equity Securities of the same kind issued in the Subsequent Financing at a conversion price equal to 90% of the per share or unit purchase price of the Subsequent Financing.

In addition, upon conversion, the Company shall issue warrants entitling the holder to purchase, for a period of five years from the effective date of the conversion, a number of shares of common stock of the Company computed by dividing 10% of the principal amount of the Note by either (a) the price per share paid by investors in the Subsequent Financing or (b) if a Subsequent Financing does not occur on or before the maturity date, the price per share paid by the most recent investor in the common stock of the Company.

At June 30, 2007, $302,466 in interest has been accrued on the Notes.

NILE THERAPEUTICS, INC.
(a development stage company)

NOTES TO FINANCIAL STATEMENTS

PERIOD FROM AUGUST 1, 2005 (INCEPTION)
TO JUNE 30, 2007

6	Stockholder's equity

In August 2005, the Company issued 5,000,000 shares of common stock to its founders for $5,000 or $0.001 per share. The founders subsequently returned 500,000 of these shares to the Company for issuance to the licensor.

In January 2006, the Company issued 500,000 shares of common stock to its licensor in accordance with the terms of the License Agreement. The fair value of the shares at the time of issuance was estimated by management to be $0.001 and the Company recorded $500 of stock based compensation which has been charged to research and development expense.

As discussed in Note 3, the Company is obligated to issue shares of common stock to Mayo equal to $80,835 upon completion of additional equity financing by the Company.

7	Stock based compensation

In 2005, the Company established a stock option plan (the "Plan") under which incentives may be granted to officers, employees, directors, consultants and advisors. Incentives under the Plan may be granted in any one or a combination of the following forms: (a) incentive stock options and non-statutory stock options; (b) stock appreciation rights; (c) stock awards; (d) restricted stock; and (e) performance shares. The number of shares of common stock, which may be issued under the Plan, shall not exceed 1,500,000. Since inception, the Company granted a total of 75,000 stock options to advisors with an exercise price of $0.25 per share, of which, 25,000 were subsequently canceled during the six months ended June 30, 2007.

The stock-based compensation expense in connection with stock option grants amounted to $6,667 for the period from August 1, 2005 (inception) to June 30, 2007 and is included in research and development expense.

The fair value of each stock option granted has been determined using the Black-Scholes model. The material factors incorporated in the Black-Scholes model in estimating the value of the options reflected in the following table include:

Risk-free interest rate	4.70%
Volatility	62.67%
Estimated life in years	4 years
Dividends paid	None

NILE THERAPEUTICS, INC.
(a development stage company)

NOTES TO FINANCIAL STATEMENTS

PERIOD FROM AUGUST 1, 2005 (INCEPTION)
TO JUNE 30, 2007

A summary of option activity under the Plan since inception and changes during the period from December 31, 2006 to June 30, 2007 is as follows:

Options	Shares	Weighted-Average Exercise Price
2006 and prior

Options granted	75,000	$0.25

Options exercised	-	$-

Outstanding at December 31, 2006	75,000	$0.25

Exercisable at December 31, 2006	75,000	$0.25

2007

Options granted	-	$-

Options exercised	-	$-

Options cancelled	(25,000)	$0.25

Outstanding at June 30, 2007	50,000	$0.25

Exercisable at June 30, 2007	50,000	$0.25

As of June 30, 2007, the aggregate fair value of options outstanding was $6,667, with a weighted-average remaining term of two years. The aggregate fair value of stock options exercisable at that same date was $6,667, with a weighted-average remaining term of two years. As of June 30, 2007, the Company has 1,450,000 shares available for future stock option grants.

As discussed in Note 6, the Company recorded stock based compensation expense of $500 during 2006 in connection with the issuance of 500,000 shares of common stock to the licensor.

NILE THERAPEUTICS, INC.
(a development stage company)

NOTES TO FINANCIAL STATEMENTS

PERIOD FROM AUGUST 1, 2005 (INCEPTION)
TO JUNE 30, 2007

Immediately following the closing of the Financing as discussed in Note 1, the Company will grant stock options (the "Employment Options") to its Chief Executive Officer ("CEO") pursuant to the Plan to purchase that number of shares representing 4% of the Company's outstanding common stock on a fully diluted basis as of the grant date. The Employment Options shall vest, if at all, and become exercisable in three equal installments on the day before each anniversary of the CEO's employment agreement. At the same time, the Company will grant to its CEO performance-based stock options (the "Performance Options") to purchase up to that number of shares representing 3.6% of the Company's outstanding common stock on a fully diluted basis as of the grant date. A pro-rata portion of the Performance Options shall vest, if at all, and become exercisable upon the successful completion of annual corporate and individual milestones.

Also immediately following the closing of the Financing as discussed in Note 1, the Company will grant Employment Options to its Chief Operating Officer ("COO") pursuant to the Plan to purchase that number of shares representing 1% of the Company's outstanding common stock on a fully diluted basis as of the grant date. The Employment Options shall vest, if at all, and become exercisable in three equal installments on the day before each anniversary of the COO's employment agreement. At the same time, the Company will grant to its COO Performance Options to purchase up to that number of shares representing 1.2% of the Company's outstanding common stock on a fully diluted basis as of the grant date. A pro-rata portion of the Performance Options shall vest, if at all, and become exercisable upon the successful completion of annual corporate and individual milestones.

8	Pension plan

On April 1, 2007 the Company established a defined contribution 401(k) plan (the "401(k) Plan") for the benefit of its employees. Substantially all of the employees of the Company are eligible to participate in the 401 (k) Plan which permits employees to make voluntary contributions up to the dollar limit allowed under the Internal Revenue Code. The 401 (k) Plan also provides for matching contributions by the Company of up to a combined total of 3% of an employee's annual compensation. The Company has recorded $773 of matching contributions for the six months ended June 30, 2007

9	Related parties

From time-to-time, some of the Company's expenses are paid for by Two River Group Holdings, LLC, ("Two River"), a company owned by several of the Company's founders. The Company reimburses Two River for these expenses and no interest is charged on the outstanding balance. For six months ended June 30, 2007, reimbursable expenses amounted to $83,133. At June 30, 2007, $84,109 is unpaid.

The Company utilized the services of Riverbank Capital Securities, Inc., ("Riverbank"), an entity owned by several of the Company's officers, directors and founders, for investment banking and other investment advisory services in connection with the Company's private placement issuance of the Notes. Riverbank did not charge any fees to the Company in connection with this private placement.

NILE THERAPEUTICS, INC.
(a development stage company)

NOTES TO FINANCIAL STATEMENTS

PERIOD FROM AUGUST 1, 2005 (INCEPTION)
TO JUNE 30, 2007

The financial condition and results of operations of the Company, as reported, are not necessarily indicative of results that would have been reported had the Company operated completely independently.

10	Income taxes

At December 31, 2006, the Company has federal tax net operating loss and credit carry forwards of approximately $2,580,000. During the six months ended June 30, 2007, the Company has generated an additional estimated net operating loss and credit carry forward of approximately $1,828,000. The federal net operating loss and credit carry forwards will begin to expire in 2026, unless previously utilized. Pursuant to Internal Revenue Code Sections 382 and 383, use of the Company's net operating loss and credit carry forwards may be limited if a cumulative change in ownership of more than 50% occurs within a three-year period. No assessment has been made as to whether such a change in ownership has occurred.

Significant components of the Company's net deferred tax assets at June 30, 2007 are shown below. A valuation allowance of $1,899,000 has been established to offset the net deferred tax asset at June 30, 2007, as realization of such assets is uncertain.

Noncurrent net operating loss carry forwards	$1,895,000
Other noncurrent	4,000

Total noncurrent	1,899,000
Other current	-

Total deferred tax assets	1,899,000
Deferred tax valuation allowance	(1,899,000)

Net deferred taxes-	$-

11	Commitments and contingencies

The Company is obligated under noncancelable operating leases for office space and office equipment expiring in April 2010. The aggregate minimum future payments under the leases are payable as follows:

Year ending December 31,
2007 (six month period)	$38,786
2008	79,437
2009	82,233
2010	27,722
$228,178

NILE THERAPEUTICS, INC.
(a development stage company)

NOTES TO FINANCIAL STATEMENTS

PERIOD FROM AUGUST 1, 2005 (INCEPTION)
TO JUNE 30, 2007

Rent expense charged to operations, including escalation charges for real estate taxes and other expenses, amounted to $14,524 for the six months ended June 30, 2007.

The Company has entered into various contracts with third parties in connection with the development of the licensed technology as described in Note 3. Future minimum commitments under these agreements amounted to approximately $256,000 at June 30, 2007 and are scheduled to be incurred during the next year.

The Company has entered into various agreements with third party consultants which expire at various dates through 2008 for which the Company is obligated to pay for services based upon hourly rates or completion of services as defined.

As of June 30, 2007 the Company has two employment agreements with executives expiring through June 2010. The agreements provide for base salaries plus additional incentive compensation, as defined.

Future minimum commitments under this agreement as of June 30, 2007 are as follows:

Year ending December 31,
2007 (six month period)	$242,500
2008	485,000
2009	485,000
2010	151,042
$1,363,542

A former executive of the Company terminated his employment agreement with the Company on May 21, 2007. On August 10, 2007, the Company entered into a Separation Agreement and General Release (the "Separation Agreement") with the executive. Pursuant to the terms of the Separation Agreement, the Company will continue to pay the executive's base salary, performance bonus and benefits until May 21, 2008. In addition, the Company will grant stock options to purchase a number of shares of the Company's common stock immediately following the closing of the Financing. The Company will also provide the executive with limited "piggy¬back" registration rights and will reimburse him for attorney's fees in an amount up to $12,500. In addition, the parties agree to release each other from any claims arising out of the executive's employment with the Company.

In the normal course of business, the Company enters into contracts that contain a variety of indemnifications with its employees, licensors, suppliers and service providers. Further, the Company indemnifies its directors and officers who are, or were, serving at the Company's request in such capacities. The Company's maximum exposure under these arrangements is unknown as of June 30, 2007. The Company does not anticipate recognizing any significant losses relating to these arrangements.

NILE THERAPEUTICS, INC.
(a development stage company)

NOTES TO FINANCIAL STATEMENTS

PERIOD FROM AUGUST 1, 2005 (INCEPTION)
TO JUNE 30, 2007

12	Subsequent events

On July 24, 2007, the Company issued an 8% Promissory Note to an investor in the aggregate amount of $1,500,000. This Promissory Note matures on the November 24, 2007. The Company also paid the investor a $30,000 fee at closing, which was netted from the gross proceeds.

On July 19, 2007, the Company signed a non-binding letter of intent to enter into an additional license agreement relating to certain intellectual property. Pursuant to the letter of intent, the Company would acquire the worldwide, exclusive rights to research, develop and commercialize a novel therapeutic technology. If this transaction is completed, the Company would be required to (a) pay an initial license fee, (b) reimburse the licensor for past patent expenses and (c) issue to the licensor a number of shares of common stock.

In addition, the Company would be obligated to make additional cash payments upon the successful completion of clinical, regulatory and commercial milestones. If the Company is able to obtain regulatory approval in the U.S., Europe and Japan and to thereafter make substantial sales of licensed product(s), such milestone payments could be significant.

The Company would also be obligated to pay the licensor royalty payments based on sales of the licensed product(s).

Upon completion of the license agreement, the Company may also pay to certain employees of Two River a cash finder's fee and issue them warrants to purchase the Company's common stock exercisable at fair market value.